Exhibit 99.1

Carlyle Reports Third Quarter 2023 Financial Results

New York and Washington, November 7, 2023 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter ended September 30, 2023. The full detailed presentation of Carlyle's third quarter 2023 results can be viewed here.

Carlyle Chief Executive Officer Harvey M. Schwartz said, “Our portfolio continues to perform despite an increasingly complex environment, and our global investment teams remain focused on finding opportunities to generate excess alpha. I remain confident that Carlyle is well-positioned to deliver for our investors and shareholders as we build on our momentum and take action to align the firm for growth.”

U.S. GAAP results for Q3 2023 included income (loss) before provision for income taxes of $0.2 billion and net income (loss) per common share of $0.22 on a diluted basis. Total balance sheet assets were $21 billion as of September 30, 2023.
Dividend
The Board of Directors has declared a quarterly dividend of $0.350 per common share to holders of record at the close of business on November 21, 2023, payable on November 29, 2023.
Conference Call
Carlyle will host a conference call at 8:30 a.m. EST on Tuesday, November 7, 2023, to announce its third quarter 2023 financial results. The conference call will be available via public webcast from the Events & Presentations section of ir.carlyle.com and a replay will also be available on our website soon after the call’s completion.
About Carlyle
Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $382 billion of assets under management as of September 30, 2023, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 people in 28 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle.

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Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 9, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund.

Contacts:

Public Market Investor Relations	Media
Daniel Harris	Leigh Farris	OR	Kristen Greco Ashton
Phone: +1 (212) 813-4527	Phone: +1 (212) 813-4815		Phone: +1 (212) 813-4763
daniel.harris@carlyle.com	leigh.farris@carlyle.com		kristen.ashton@carlyle.com

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